Income Taxes	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
Income Taxes [Abstract]
INCOME TAXES

14. INCOME TAXES

The Company recorded an income tax provision of $0.1 million and $3.7 million for the three and nine months ended December 31, 2011, respectively, and an income tax provision of less than $0.1 million and an income tax benefit of $1.0 million for the three and nine months ended December 31, 2010, respectively. During the nine months ended December 31, 2011, the Company recorded a $13.2 million current tax expense for the taxable transfer of the BYDUREONTM intellectual property from the U.S. to Ireland and a deferred tax benefit of $10.2 million in connection with the Business Combination, as the Company recorded a U.S. deferred tax liability in purchase accounting allowing for the partial release of an existing valuation allowance.

The Company records a deferred tax asset or liability based on the difference between the financial statement and tax basis of its assets and liabilities, as measured by enacted jurisdictional tax rates assumed to be in effect when these differences reverse. At December 31, 2011, the Company determined that it is more likely than not that its U.S. and Irish deferred tax assets may not be realized and a full valuation allowance has been recorded.

14.	INCOME TAXES

The components of the Company’s net deferred tax asset were as follows:

	March 31,
	2011	2010
	(In thousands)

NOL carryforwards — federal and state	$54,555	$39,603
Tax benefit from the exercise of stock options	35,440	38,776
Tax credit carryforwards	18,038	16,961
Alkermes Europe, Ltd. NOL carryforward	5,049	5,236
Deferred revenue	2,016	2,070
Share-based compensation	18,137	14,133
Property, plant and equipment	(6,482)	(4,412)
Other	6,459	6,176
Less: valuation allowance	(133,212)	(118,543)

	$—	$—

As of March 31, 2011, the Company had $274.2 million of Federal domestic operating loss carryforwards, $38.5 million of state operating loss carryforwards, and $18.7 million of foreign net operating loss and foreign capital loss carryforwards, which either expire on various dates through 2031 or can be carried forward indefinitely. These loss carryforwards are available to reduce future federal, state and foreign taxable income, if any. These loss carryforwards are subject to review and possible adjustment by the appropriate taxing authorities. These loss carryforwards, which may be utilized in any future period, may be subject to limitations based upon changes in the ownership of the company’s stock. The valuation allowance relates to the Company’s U.S. net operating losses and deferred tax assets and certain other foreign deferred tax assets and is recorded based upon the uncertainty surrounding their realizability, as these assets can only be realized via profitable operations in the respective tax jurisdictions.

The Company records a deferred tax asset or liability based on the difference between the financial statement and tax basis of assets and liabilities, as measured by enacted tax rates assumed to be in effect when these differences reverse. In evaluating the Company’s ability to recover its deferred tax assets, the Company considers all available positive and negative evidence including its past operating results, the existence of cumulative income in the most recent fiscal years, changes in the business in which the Company operates and its forecast of future taxable income. In determining future taxable income, the Company is responsible for assumptions utilized including the amount of federal, state and international pre-tax operating income, the reversal of temporary differences and the implementation of feasible and prudent tax planning strategies. These assumptions require significant judgment about the forecasts of future taxable income and are consistent with the plans and estimates that the Company is using to manage the underlying businesses. As of March 31, 2011, the Company determined that it is more likely than not that the deferred tax assets will not be realized and a full valuation allowance has been recorded.

The tax benefit from stock option exercises included in the table above represents benefits accumulated prior to the adoption of Accounting Standards Codification (“ASC”) Topic 718 (“ASC 718”) that have not been realized. Subsequent to the adoption of ASC 718 on April 1, 2006, an additional $6.1 million of tax benefits from stock option exercises have not been recognized in the financial statements and will be once they are realized. In total, the Company has approximately $41.5 million related to certain operating loss carryforwards resulting from the exercise of employee stock options, the tax benefit of which, when recognized, will be accounted for as a credit to additional paid-in capital rather than a reduction of income tax expense.

The Company’s (benefit) provision for income taxes was comprised of the following:

	Year Ended March 31,
	2011	2010	2009
	(In thousands)

Current income tax (benefit) expense:
Federal	$(756)	$(3,318)	$483
State	30	75	24
Deferred income tax (benefit):
Federal	(206)	(1,674)	—
State	(19)	(158)	—

Total tax (benefit) provision	$(951)	$(5,075)	$507

The current federal income tax benefit of $0.8 million for the year ended March 31, 2011 is primarily related to a $0.8 million tax benefit for bonus depreciation pursuant to the Small Business Jobs Act of 2010. Bonus depreciation increased the Company’s 2010 AMT NOL carryback and allowed the Company to recover additional AMT paid in the carryback period. The current federal income tax benefit of $3.3 million for the year ended March 31, 2010 is primarily the result of a carryback of the Company’s 2010 AMT NOL pursuant to the Worker, Homeownership and Business Act of 2009. This law increased the carryback period for certain net operating losses from two years to five years. Prior to the adoption of this law, the Company had recorded a full valuation allowance against the credits that were established in prior periods when the Company was subject to AMT provisions. The deferred federal and state tax benefit of $0.2 million and $1.8 million for the years ended March 31, 2011 and 2010, respectively, is primarily due to the Company’s recognition of $0.2 million and $1.8 million of income tax expense associated the increase in the value of certain securities that it carried at fair market value during the year ended March 31, 2011 and 2010, respectively. There were no similar income tax benefits or provisions for the years ended March 31, 2009. The provision for income taxes in the amount of $0.5 million for the year ended March 31, 2009 primarily represents AMT due without regard to the cash benefit of excess share-based compensation deductions. The AMT paid creates a credit carryforward and a resulting deferred tax asset, for which the Company has recorded a full valuation allowance.

No amount for U.S. income tax has been provided on undistributed earnings of the Company’s foreign subsidiary because the Company considers such earnings to be indefinitely reinvested. In the event of distribution of those earnings in the form of dividends or otherwise, the Company would be subject to both U.S. income taxes, subject to an adjustment, if any, for foreign tax credits, and foreign withholding taxes payable to certain foreign tax authorities. Determination of the amount of U.S. income tax liability that would be incurred is not practicable because of the complexities associated with this hypothetical calculation; however, unrecognized foreign tax credit carryforwards may be available to reduce some portion of the U.S. tax liability, if any.

A reconciliation of the Company’s federal statutory tax rate to its effective rate is as follows:

	Year Ended March 31,
	2011	2010	2009

Statutory federal rate	34.0%	34.0%	34.0%
State income taxes, net of federal benefit	—	(0.1)%	—
Research and development benefit	1.4%	0.8%	(0.5)%
Share-based compensation	(2.6)%	(2.9)%	1.0%
Other permanent items	(0.5)%	(0.5)%	0.5%
Other	(0.1)%	—	0.1%
Change in valuation allowance	(30.1)%	(19.9)%	(34.7)%

Effective tax rate	2.1%	11.4%	0.4%

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

Unrecognized
Tax Benefits
(In thousands)

Balance, April 1, 2009	$1,826
Additions based on tax positions related to prior periods	9

Balance, March 31, 2010	$1,835
Additions based on tax positions related to prior periods	49

Balance, March 31, 2011	$1,884

Included in unrecognized tax benefits at March 31, 2010 is $1.8 million of tax benefits that, if recognized, would affect the Company’s annual effective tax rate. Of this balance, $1.7 million relates to deferred tax assets for which a full valuation allowance would be recorded, offsetting any tax benefits that would be realized. The Company does not expect a significant increase in unrecognized tax benefits within the next twelve months.

The tax years 1997 through 2010 remain open to examination by major taxing jurisdictions to which the Company is subject, which are primarily in the U.S. as carryforward attributes generated in years past may still be adjusted upon examination by the Internal Revenue Service or state tax authorities if they have or will be used in a future period. The Company has elected to include interest and penalties related to uncertain tax positions as a component of its provision for taxes. For the year ended March 31, 2011, the Company’s accrued interest and penalties related to uncertain tax positions was not significant.